                                                                   EXHIBIT 10.32

                 CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT


     THIS CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT ("Agreement") is entered into as of November 10, 1995, by and between Polyphase Corporation, a Nevada corporation (the "Company") and Infinity Investors, Ltd., a Nevis BVI corporation (the "Investor").

SECTION 1.  DESCRIPTION OF TRANSACTION
            --------------------------

     1.1  DESCRIPTION OF SECURITIES.  The Company agrees to issue to the
          -------------------------
Investor 250,000 shares of its authorized but unissued Series A-3 Preferred Stock, $.01 par value per share (the "Preferred Shares"), for an aggregate
                                      ----------------
purchase price of $2,500,000 (the "Purchase Price").  The Preferred Shares will
                                   --------------
be convertible into shares of the Company's common stock, $.01 par value per share (the "Common Stock"), in accordance with the terms of the Designation (as
            ------------
defined in SECTION 1.3). Any securities of the Company issued or issuable upon conversion of the Preferred Shares (and any Common Stock issued as stock dividends and/or payments-in-kind on the Preferred Shares) are referred to as "Conversion Shares."
------------------

     1.2  CLOSING.  The closing (the "Closing") of the sale of the Preferred
          -------                     -------
Shares will take place at the offices of the Company, at 10:00 a.m., on the date of this Agreement, or such other time and place as agreed to by the parties (the "Closing Date"). At the Closing, the Company will deliver the Preferred Shares
 ------------
being acquired by the Investor upon payment of the Purchase Price by the Investor to the Company by wire transfer, by certified or bank cashier's check, or by other form of payment acceptable to the Company. The Company will not be obligated to sell any Preferred Shares unless the Investor purchases all the Preferred Shares indicated in SECTION 1.1 to be purchased at the Closing.

     1.3  CONDITIONS TO CLOSING.  At or prior to the Closing, (a) the Company
          ---------------------
shall have duly authorized and filed a Statement of Resolution Establishing Series of Shares (the "Designation") with the Secretary of State of the State of
                       -----------
Nevada, substantially in the form attached hereto as Exhibit A; and (b) the
                                                     ---------
Company shall have delivered to the Investor:

                    (i) (A) copies of the resolutions of the Board of Directors of the Company or an authorized committee thereof authorizing and approving this Agreement and all of the transactions and agreements contemplated hereby, certified by the Secretary of the Company as being true, correct, complete and in full force and effect and unmodified as of the Closing Date, and (B) the Articles of Incorporation and Bylaws of the Company, each as amended to date;

                    (ii) a certificate of the Secretary of the Company certifying the names of the officer or officers of the Company authorized to execute this Agreement and any and all documents, agreements and instruments contemplated herein; and

                    (iii) such other documents, opinions, instruments, and certificates as the Investor may reasonably request.

SECTION 2.  REPRESENTATIONS OF THE COMPANY
            ------------------------------

     As part of the basis of this Agreement, the Company represents to the Investor that on the date hereof:

     2.1  ORGANIZATION.  The Company and each of its subsidiaries (each a
          ------------
"Subsidiary") is a corporation duly organized, validly existing and in good
-----------
standing under the laws of the jurisdiction of its organization, and is qualified to do business as a foreign corporation in all other jurisdictions where the failure to so qualify would have a material adverse effect on the Company.

     2.2  CORPORATE POWER.  The Company and each of its Subsidiaries has all
          ---------------
requisite power and authority to own its respective properties and to carry on its respective business as presently conducted and as proposed to be conducted. The Company has all requisite corporate power and authority to enter into and perform this Agreement and to carry out the transactions contemplated by this Agreement. The copies of the Articles of Incorporation and Bylaws of the Company, each as amended to date, which have been furnished to the Investor, are correct and complete.

     2.3  AUTHORIZATION.  This Agreement and all documents executed pursuant to
          -------------
this Agreement are valid and binding obligations of the Company, enforceable against the Company in accordance with their terms. The execution, delivery and performance of this Agreement and the issuance of the Preferred Shares and the Conversion Shares have been, or will be upon such issuance, duly authorized by all necessary corporate action of the Company.

     2.4  CAPITALIZATION.  The authorized and issued capital stock of the
          --------------
Company is as set forth in Schedule 2.4.  All of the presently outstanding
                           ------------
shares of capital stock of the Company have been validly authorized and issued and are fully paid and nonassessable. The Preferred Shares have been validly authorized and, when delivered and paid for pursuant to this Agreement, will be validly issued, fully paid and nonassessable and free of all encumbrances and restrictions, except restrictions on transfer imposed by applicable securities laws and/or this Agreement. The relative rights, preferences, restrictions and other provisions relating to the Preferred Shares are as set forth in the Designation. The Company has authorized and reserved for issuance upon conversion of the Preferred Shares of its Common Stock sufficient for the conversion of the Preferred Shares. Conversion Shares will be, when and if issued, validly authorized and issued, fully paid and nonassessable and free of all encumbrances and restrictions, except restrictions on transfer imposed by applicable securities laws and/or this Agreement.

     2.5  PREEMPTIVE RIGHTS.  There are no preemptive rights affecting the
          -----------------
issuance or sale of the Company's capital stock.

     2.6  FINANCIAL STATEMENTS.  The Company has delivered to the Investor the
          --------------------
audited consolidated financial statements of the Company dated as of September 30, 1994 and the unaudited financial statements for the quarterly periods ended June 30, 1995. Such financial statements have been prepared in accordance with generally accepted accounting principles applied consistently, and present fairly the consolidated financial condition of the Company as of the dates thereof, and the consolidated results of operations of the Company for the period, or portion thereof, as applicable, then ended (except, in the case of unaudited financial statements, for year-end adjustments and footnotes). Since June 30, 1995, there has not been any material adverse change, nor to the Company's knowledge is any such change threatened, in the business, condition (financial or otherwise), operations or properties, assets, or results of operation of the Company and its Subsidiaries, taken as a whole.

     2.7  EFFECT OF TRANSACTIONS.  The Company's execution and delivery of this
          ----------------------
Agreement, and its performance of the transactions contemplated by this Agreement, will not, by the lapse of time, the giving of notice or otherwise,
(a) violate any judgment, decree or order, or any material contract or obligation of the Company or any Subsidiary, (b) violate any statute, rule or regulation of any federal, state or local government or agency applicable to the Company or any Subsidiary, or any material contract to which any employee of the Company or any Subsidiary is bound or (c) result in the imposition of any lien, charge, security interest or encumbrance upon any property or assets of the Company or any Subsidiary.

     2.8  BROKERAGE.  There are no claims for brokerage commissions, finder's
          ---------
fees or similar compensation in connection with the transactions contemplated by this Agreement.

     2.9  PUBLIC FILINGS.  The Company's Annual Report on Form 10-K for the
          --------------
fiscal year ended September 30, 1994, as amended, and its Quarterly Reports on Form 10-Q for the three-month periods ended December 31, 1994, March 31, 1995 and June 30, 1995, respectively, as amended, when they were filed with the Securities and Exchange Commission (the "Commission"), conformed in all material respects to the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     2.10 AMEX LISTING.  The Company's Common Stock is listed for trading on the
          ------------
American Stock Exchange, Inc.

     2.11 DISCLOSURE.  This Agreement, including the exhibits hereto, do not
          ----------
contain any untrue statement of material fact or, when taken as a whole, omit any material fact necessary in order to make the statements contained herein or therein not misleading.

SECTION 3.  REPRESENTATIONS OF THE INVESTOR
            -------------------------------

     As part of the basis of this Agreement, the Investor hereby represents to the Company that on the date hereof:

     3.1  AUTHORIZATION.  The execution of this Agreement and the documents
          -------------
executed by the Investor pursuant to this Agreement have been authorized by all necessary corporate action on the part of the Investor, have been executed and delivered, and constitute valid, legal, binding agreements of the Investor enforceable against the Investor in accordance with their terms.

     3.2  INVESTMENT PURPOSE.  The Investor is acquiring the Preferred Shares
          ------------------
for its own account, for investment, and not with a view to any "distribution" within the meaning of the Securities Act of 1933, as amended (the "Securities
                                                                   ----------
Act").  The Investor has no present intention to make any transfer of the
---
Preferred Shares in violation of the Securities Act. No broker-dealer acted on behalf of the Investor in connection with the offer or sale of the Preferred Shares.

     3.3  RESTRICTIONS ON TRANSFER.  The Investor understands that because the
          ------------------------
Preferred Shares have not been registered under the Securities Act, it cannot dispose of any or all of the Preferred Shares unless such Preferred Shares are subsequently registered under the securities Act or exemptions from such registration are available. The Investor acknowledges and understands that except as provided in SECTION 4 of this Agreement, with respect to the Conversion Shares, it has no independent right to require the Company to register the Preferred Shares. The Investor understands that the Company may, as a condition to the transfer of any of the Preferred Shares, require that the request for transfer be accompanied by an opinion of counsel, in form and substance satisfactory to the Company, to the effect that the proposed transfer does not result in a violation of the Securities Act, unless such transfer is covered by an effective registration statement under the Securities Act.

     3.4  SOPHISTICATION.  The Investor is knowledgeable and experience in
          --------------
business and financial matters and capable of evaluating the merits and risks of the investment in the Preferred Shares, is able to bear the economic risk of loss of its investment in the Company, has been granted the opportunity to make a thorough investigation of the affairs of the Company, and has availed itself of such opportunity either directly or through its authorized representatives.

     3.5  PRIVATE OFFERING.  The Investor has been advised that the Preferred
          ----------------
Shares have not been and are not being registered under the Securities Act or under the "blue sky" laws of any jurisdiction and that the Company in issuing the Preferred Shares and the Conversion Shares issuable upon conversion thereof is relying upon, among other things, the representations and warranties of such Investor contained in this SECTION 4 in concluding that such issuance is a "private offering" and does not require compliance with the registration provisions of the Securities Act.

     3.6  ACCREDITED INVESTOR.  The Investor is an "accredited investor" within
          -------------------
the meaning of Rule 501 under the Securities Act.

     3.7  BROKERAGE.  There are no claims with respect to the Investor for
          ---------
brokerage commissions, finder's fees or similar compensation in connection with the transactions contemplated by this Agreement.

SECTION 4.  REGISTRATION RIGHTS
            -------------------

     4.1  OPTIONAL REGISTRATIONS.
          ----------------------

          (a) If the Company decides to register any of its Common Stock or securities convertible into or exchangeable for Common Stock under the Securities Act on a form suitable for an offering for cash, other than a registration solely to implement an employee benefit plan or a transaction to which Rule 145 or any other similar rule of the Commission is applicable, the Company will promptly give written notice to the Investor, and the Company will use all reasonable efforts to effect the registration under the Securities Act of the Registrable Securities (as defined in SECTION 4.3) if the Investor requests such securities be included in such registration by a written notice delivered to the Company within fifteen
     (15) days after the notice given by the Company. The Investor shall have the right to one optional registration pursuant to this SECTION 4.1.

          (b) If the registration involves an underwritten public offering, the Company will not be required to register Registrable Securities in excess of the amount that the principal underwriter reasonably and in good faith recommends may be included in such offering (a "Cutback"). If such a
                                                     -------
     Cutback occurs, the number of shares that are entitled to be included in the registration and underwriting shall first be allocated to the Company for securities being sold for its own account and thereafter shall be allocated among the holders requesting inclusion in the registration pro rata on the basis of the number of shares each requesting holder requests be included bears to the total number of shares of all requesting holders (other than the Company) that have been requested to be included in such registration.

          (c) If the Company elects to terminate any registration filed under this SECTION 4.1, the Company will have no obligation to register the securities sought to be included by the Investor or others in such registration. In connection with a registration made by the Company pursuant to this SECTION 4.1, all expenses of the Company for such registration and offering will be borne by the Company (except that the Investor will bear its underwriting discounts and commissions attributable to its Registrable Securities being registered and transfer taxes on shares being sold by it).

     4.2  REQUIRED REGISTRATIONS.
          ----------------------

          (a) At any time after conversion of the Preferred Shares, up until two years from the date hereof, if the Investor notifies the Company in writing that the Investor intends to offer for public sale all or any portion of the Registrable Securities then held by the Investor, the Company will use all reasonable efforts to cause the Registrable Securities as may be requested by the Investor to be included in a registration statement under the Securities Act. In connection with a registration made by the Company pursuant to this SECTION 4.2, all expenses of the Company for such registration and offering will be borne by the Company (except that the Investor will bear its underwriting discounts and commissions and transfer taxes on shares being sold by the Investor). The Company shall not be required to file any registration statement for other than Common Stock, although any conversion of Preferred Shares may be conditioned upon such registration statement becoming effective, to the extent that the conversion or exercise relates to Conversion Shares covered by the Investor's written notice of an intended public offering. The Company shall not be required to make more than one registration under this SECTION 4.2.

          (b) The registration statement filed pursuant to the request of the Investor may include other securities of the Company with respect to which "piggy-back" registration rights have been granted, and may include securities of the Company being sold for the account of the Company;

     provided, however, that if the Company shall request inclusion in any
     --------  -------
     registration pursuant to this SECTION 4.2 of the securities being sold for its own account, or if other persons shall request inclusion in any registration pursuant to this SECTION 4.2, the Company shall, on behalf of all entities requesting inclusion in such registration, include such securities in the offering and may condition such offer on their acceptance of any other reasonable conditions (including without limitation, if such offering is underwritten, that such requesting holders agree in writing to enter into an underwriting agreement with usual and customary terms). Notwithstanding any other provisions of this SECTION 4.2, if the representative of the underwriter advises the Investor in writing that marketing factors require a limitation on the number of shares to be underwritten, the number of shares to be included in the underwriting or registration shall be allocated first to the Investor and thereafter shall be allocated among the Company and the holders requesting inclusion in the registration pro rata on the basis of the number of shares each requesting holder (or the Company, as the case may be) requests to be included bears to the total number of shares of all requesting holders (and the Company) that have been requested be included in such registration. If a person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from the Company, the underwriter or the Investor. The securities so excluded shall also be withdrawn from registration.


     4.3  REGISTRABLE SECURITIES.  For the purposes of this SECTION 4, the term
          ----------------------
"Registrable Securities" shall mean any shares of Common Stock issuable to the
 ----------------------
Investor upon conversion of Preferred Shares, any shares of Common Stock issued to the Investor as a payment-in-kind in lieu of a cash dividend on the Preferred Shares, and any other shares of Common Stock distributable on, with respect to, or in substitution for such Registrable Securities, including those which have been transferred as permitted under SECTION 5.8, except for those that have been sold or transferred pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act.

     4.4  PROCEDURE FOR REGISTRATION.  Whenever the Company is required under
          --------------------------
this Agreement to register Common Stock, it agrees to do the following:

          (a) Use all reasonable efforts to prepare promptly for filing with the Commission a registration statement and such amendments and supplements to said registration statement and the prospectus as may be necessary to keep the registration statement effective and to comply with the provisions of the Securities Act for the period necessary to complete the proposed public offering, but not more than 180 days;

          (b) Furnish to each selling holder such copies of each preliminary and final prospectus and such other documents as such holder may reasonably request to facilitate the public offering of his Registrable Securities;

          (c) Enter into any underwriting agreement with provisions reasonably required by the proposed underwriter for the selling holders, if any; and

          (d) Use all reasonable efforts to register or qualify the Registrable Securities covered by the registration statement under the securities or "blue-sky" laws of such jurisdictions as any selling holder may reasonably request, although the Company will not have to register in any states that require it to qualify to do business or subject itself to general service of process, and for a registration under SECTION 4.1, the Company will not be required to register in more states than are necessary to permit the sale of the securities.

     4.5  LIMITATION ON REGISTRATION.  The Company is not required to file a
          --------------------------
registration statement requested under SECTION 4.2 prior to ninety (90) days following the effective date of any other registration statement initiated by the Company. If (a) in the good faith judgment of the Board of Directors of the Company, a required registration under SECTION 4.2 would be seriously detrimental to the Company and the Board of Directors of the Company concludes, as a result, that it is essential to defer the filing of such registration statement at such time, and (b) the Company shall furnish to the Investor a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company for such registration statement to be filed in the near future and that it is, therefore, essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing for a period of not more than one hundred eighty (180) days after receipt of the request of the Investor, and, provided further, that the Company shall not defer its obligation in this manner more than once in any 12-month period. Notwithstanding the provisions of SECTION 4.2, the Company is not required to file a registration statement requested under such sections if, on the date of such request, the Investor could sell all of the Registrable Securities then held by it, pursuant to the terms of Rule 144 under the Securities Act, within thirty (30) days of the date of such request.

     4.6  INDEMNIFICATION.  Subject to applicable law, the Company will
          ---------------
indemnify each underwriter and the Investor and each person controlling any of them, against all claims, losses, damages and liabilities, including legal and other expenses reasonably incurred, arising out of any untrue or allegedly untrue statement of a material fact contained in the registration statement, or any omission or alleged omission to state a material fact required to be stated in the registration statement or necessary to make the statements not misleading, or arising out of any violation by the Company of the Securities Act, any state securities or "blue-sky" laws or any applicable rule or regulation. This indemnification will not apply to any claims, losses, damages or liabilities to the extent they may have been caused by an untrue statement or omission based upon information furnished in writing to the Company by such underwriter, Investor, or controlling person, respectively, expressly for use in the registration statement. With respect to such untrue statement or omission in the information furnished in writing to the Company, such person will indemnify the underwriters, the Company, its directors and officers, the other persons selling securities under the registration statement and each person controlling any of them against any losses, claims, damages, expenses or liabilities to which any of them may become subject as a result of such untrue statement or omission (including those incurred in connection with investigating or defending against such claims). In no event shall the liability of the Investor under this paragraph be greater in amount than the dollar amount of the proceeds received by the Investor upon the sale of the Common Stock pursuant to the registration statement giving rise to such indemnification obligation.

     4.7  TRANSFER OF REGISTRATION RIGHTS.  The registration rights of the
          -------------------------------
Investor under this SECTION 4 may be transferred to any transferee of Registrable Securities. Any such transferee will be deemed to be the Investor for purposes of this SECTION 4, and as a condition precedent to transfer, such transferee must agree to be bound by the terms of this SECTION 4, including those obligations under SECTION 4.8. Any transfer of registration rights as permitted hereunder shall not increase the number of registrations that may be required under SECTIONS 4.1 OR 4.2.

     4.8  OBLIGATIONS OF INVESTOR AND OTHERS IN A REGISTRATION.  The Investor
          ----------------------------------------------------
agrees to furnish timely such information regarding such person and the securities sought to be registered and to take such other action as the Company may reasonably request in connection with the registration or qualification of such securities and/or the compliance of such registration statement with all applicable laws. The Investor agrees that, in connection with any offering undertaken pursuant to SECTION 4.2, the Company shall have the right to, if it deems an underwriter or underwriters necessary or appropriate, designate such underwriter(s); provided, however, that if the Company does not within thirty
                --------  -------
(30) days from the date of the written notice of the Investor delivered pursuant to SECTION 4.2, designate such underwriter(s) in writing to the Investor, the Investor shall have the right to designate its own underwriter(s). If the registration involves an underwriter, the Investor agrees, upon the request of such underwriter, not to sell any unregistered securities of the Company for a period of ninety (90) days following the effective date of the registration statement for such offering, or such other period as the underwriter may require, and to enter into an underwriting agreement with such underwriters containing usual and customary terms and provisions.

SECTION 5.  GENERAL
            -------

     5.1  AMENDMENTS, WAIVERS AND CONSENTS.  Any consents required and any
          --------------------------------
waiver, amendment or other action of the Investor or holder of the Preferred Shares (or Conversion Shares) may be made only by consent(s) in writing signed by the holders of a majority of the Preferred Shares (including, for such purposes, any Conversion Shares that have not been sold to the public). Any amendment or waiver made according to this paragraph will be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities have been converted) and each future holder. Any amendment or waiver by the Company must be made in writing.

     5.2  SURVIVAL; ASSIGNABILITY OF RIGHTS.  All representations of the parties
          ---------------------------------
made in this Agreement and in the certificates, exhibits or other written information delivered or furnished by one party to the other in connection with this Agreement will survive the delivery of the Preferred Shares for a period of two (2) years. Except as otherwise expressly provided for herein, all covenants and agreements made in this Agreement will survive Closing, and will bind and inure to the benefit of the parties' successors and assigns.

     5.3  GOVERNING LAW.  THIS AGREEMENT IS TO BE GOVERNED BY AND CONSTRUED IN
          -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PROVISIONS THEREOF.

     5.4  COUNTERPARTS.  This Agreement may be executed simultaneously in any
          ------------
number of counterparts, each of which will be taken to be an original; but such counterparts will together constitute one document.

     5.5  NOTICES AND DEMANDS.  Any notice or demand which is permitted or
          -------------------
required hereunder will be deemed to have been sufficiently received (except as otherwise provided herein) (a) upon receipt when personally delivered, (b) one
(1) day after sent by overnight delivery or telecopy providing confirmation or receipt of delivery, or (c) three (3) days after being sent by certified or registered mail, postage and charges prepaid, return receipt requested to the addresses shown on the signature page of this Agreement, or at any other address designated by such applicable party in writing.

     5.6  SEVERABILITY.  If any provision of this Agreement is held invalid
          ------------
under applicable law, such provision will be ineffective to the extent of such invalidity, and such invalid provision will be modified to the extent necessary to make it valid and enforceable. Any such invalidity will not invalidate the remainder of this Agreement.

     5.7  EXPENSES.  Each of the Company and the Investor will pay (a) its
          --------
respective costs and expenses that it incurs with respect to the negotiation, execution, delivery, amendment and/or performance of this Agreement.

     5.8  ENTIRE AGREEMENT.  This Agreement (including the exhibits hereto) and
          ----------------
the agreements referenced as exhibits to this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof, and supersede any prior agreements.

     The undersigned have executed this Agreement as of the day and year first written above.

               COMPANY:

                              POLYPHASE CORPORATION


                              By:
                                  ----------------------------------------------
                              Name:
                                    --------------------------------------------
                              Title:
                                     -------------------------------------------


                              Address:
                                       -----------------------------------------

                                       -----------------------------------------

                                       -----------------------------------------
                                       Telecopy:
                                                 -------------------------------

               INVESTOR:

                              INFINITY INVESTORS, LTD.


                              By:
                                  ----------------------------------------------
                              Name:
                                    --------------------------------------------
                              Title:
                                     -------------------------------------------


                              Address:
                                       -----------------------------------------

                                       -----------------------------------------

                                       -----------------------------------------
                                       Telecopy:
                                                 -------------------------------